UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2024

FRANKLIN ELECTRIC CO., INC.
(Exact name of registrant as specified in its charter)

Indiana	0-362	35-0827455
(State of incorporation)	(Commission File Number)	(IRS employer identification no.)

9255 Coverdale Road
Fort Wayne,	Indiana	46809
(Address of principal executive offices)		(Zip code)

(260) 824-2900
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $0.10 par value	FELE	NASDAQ	Global Select Market
(Title of each class)	(Trading symbol)	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 1, 2024, the Board of Directors (the “Board”) of Franklin Electric Co., Inc. (the “Company”) appointed Mr. Joseph Ruzynski as a director, effective immediately. Mr. Ruzynski’s term will expire at the Company’s 2027 Annual Meeting of Shareholders. Mr. Ruzynski was appointed to serve as a director in conjunction with his appointment as Chief Executive Officer of the Company, as previously reported by the Company on form 8-K filed with the SEC on May 14, 2024 (the “May 14 Form 8-K”).

Mr. Ruzynski will not be compensated by the Company for his services as a director. In connection with his appointment as Chief Executive Officer, Mr. Ruzynski entered into an offer letter as described in the May 14 Form 8-K, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2024. Mr. Ruzynski also entered into an employment security agreement that provides certain benefits upon a change in control of the Company. The terms of the agreement are consistent with the form of Employment Security Agreement described in the Company’s proxy statement filed with the SEC on March 19, 2024, such description being qualified in its entirety by the full text of the form Employment Security Agreement, a copy of which was previously filed as Exhibit 10.13 to the Company’s Annual Report on Form 10-K filed with the SEC on February 23, 2024.

Other than the foregoing, Mr. Ruzynski is not a party to any arrangement or understanding with any person pursuant to which he was appointed as director, nor is he party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Upon the appointment of Mr. Ruzynski to the position of Chief Executive Officer, Mr. Sengstack stepped down from that position and remains the Execuive Chairperson.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN ELECTRIC CO., INC.
(Registrant)

Date: July 1, 2024	By	/s/ Jeffery L. Taylor
Jeffery L. Taylor
Vice President, Chief Financial Officer
(Principal Financial and Accounting Officer)